UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2010

The following N-CSR relates only to the series of the Registrant listed below, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Core Value Fund

Dreyfus High Yield Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
High Yield Fund

SEMIANNUAL REPORT June 30, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
38	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
High Yield Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus High Yield Fund, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, the financial markets encountered renewed volatility in the second quarter, which caused some of the bond market’s higher yielding sectors to erase their previous gains and end the reporting period lower than where they began. Conversely, traditional safe havens such as U.S.Treasury securities gained value as investors became more risk-averse.

The second-quarter swoon occurred despite continued U.S. economic growth, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that spooked investors emanated from overseas markets, including a sovereign debt crisis in Europe.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on higher quality bonds may be advisable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus High Yield Fund’s Class A shares produced a total return of 1.66%, Class B shares returned 1.41%, Class C shares returned 1.28% and Class I shares returned 1.63%.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 4.74% over the same period.2

After rallying early in the reporting period, high yield bonds fell sharply in May and June when new developments caused investors to question the strength and sustainability of the global economic recovery. The fund produced lower returns than its benchmark, primarily due to overweighted exposure to “triple-C” rated bonds and underweighted positions in the better-quality tiers of the high yield spectrum.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.

At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by Dreyfus. Individual issues are selected based on careful credit analysis.We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer’s ability to repay its debt.

Renewed Uncertainty Derailed a Bond Market Rally

U.S. and global economic recoveries persisted during the first quarter of 2010 as manufacturing activity increased, housing prices appeared to bottom and the domestic labor market showed early evidence of modest improvement. The U.S. economic rebound was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board and a massive stimulus program adopted by the federal government. Improving economic conditions helped lift the prices of

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

higher yielding fixed-income securities, including high yield corporate bonds. In contrast, U.S. government securities lagged market averages as investors favored riskier investments.

However, investor sentiment changed sharply in the second quarter of 2010, when a number of new developments brought the economic recovery into question. A sovereign debt crisis roiled Europe when Greece found itself unable to finance a heavy debt load, requiring intervention from the International Monetary Fund and the European Union. Meanwhile, surging property values in China kindled local inflation fears, and investors grew concerned that higher short-term interest rates and other remedial measures might constrain growth in Asia.The United States also encountered greater economic uncertainty when retail sales, employment and housing data sent mixed signals regarding the strength and sustainability of the economic recovery.

As a result of these economic setbacks, higher yielding sectors of the U.S. bond market lost value, giving back many of the reporting period’s previous gains, and traditionally defensive U.S. government securities generally rallied. High yield bonds had led the bond market rally early in the year and ranked among the more severe decliners during the market correction in May and June.

Constructive Investment Posture Dampened Results

In the midst of the economic recovery, we had positioned the fund to participate fully in the bond market rally through an emphasis on securities that historically have tended to be more sensitive than average to changing economic conditions. Consequently, we generally favored high yield bonds with relatively generous coupons and lower credit ratings, including those in the triple-C rating tier. Conversely, the fund held underweighted exposure to high yield bonds with single-B and double-B ratings. This relatively constructive investment posture enhanced the fund’s relative performance early in the reporting period, but it proved detrimental during the May/June reversal. The fund also invested a relatively larger portion of its assets in investment-grade corporate bonds than the benchmark, but these higher-quality securities were not sufficient to offset weakness among lower-rated high yield credits.

The fund’s constructive investment posture reflected an emphasis on relatively economically sensitive industry groups, including media,

technology and telecommunications services companies. Conversely, the fund held underweighted exposure to the energy, building products, leisure and chemicals industry groups, which we regarded as richly valued. In addition, one of the fund’s holdings, telecommunications service provider Sorenson Communications, suffered when the Federal Communications Commission reduced rates for a service that enables hearing-impaired callers to place and receive telephone calls through sign language interpreters.

Positioned for a Mild Recovery

Although we are concerned regarding recent economic and market setbacks, we believe a return to recession is unlikely. In addition, high yield bonds have reached more attractive valuations, default rates have been declining and an active new-issue market has provided ample financing to high yield companies. Therefore, we have maintained the fund’s relatively constructive positioning, focusing on growth opportunities in industry groups that have demonstrated an ability to grow their revenues, generate free cash flow and provide reasonable asset protection.

July 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided for Class I shares reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s Class I return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch U.S. HighYield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The index does not reflect fees and expenses to which the fund is subject.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Fund from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 4.75	$ 7.24	$ 8.48	$ 3.50
Ending value (after expenses)	$1,016.60	$1,014.10	$1,012.80	$1,016.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 4.76	$ 7.25	$ 8.50	$ 3.51
Ending value (after expenses)	$1,020.08	$1,017.60	$1,016.36	$1,021.32

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.45% for Class B, 1.70% for
Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—96.0%	Rate (%)	Date	Amount ($)		Value ($)
Automotive—4.5%
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	2,805,000		2,871,947
Ford Motor Credit,
Sr. Unscd. Notes	8.70	10/1/14	8,580,000		8,949,849
Ford Motor,
Sr. Unscd. Debs	6.50	8/1/18	730,000	[a]	675,250
Ford Motor,
Sr. Unscd. Notes	7.45	7/16/31	7,485,000	[a]	6,792,637
Goodyear Tire & Rubber,
Sr. Unscd. Notes	10.50	5/15/16	3,460,000		3,780,050
Lear,
Gtd. Bonds	7.88	3/15/18	1,760,000		1,773,200
Lear,
Gtd. Notes	8.13	3/15/20	1,575,000		1,586,812
Motors Liquidation,
Sr. Unscd. Notes	8.38	7/15/33	7,605,000	[a,b]	2,471,625
Navistar International,
Gtd. Notes	8.25	11/1/21	4,595,000		4,686,900
TRW Automotive,
Gtd. Notes	7.25	3/15/17	4,240,000	[c]	4,134,000
United Components,
Gtd. Notes	9.38	6/15/13	1,268,000		1,280,680
					39,002,950
Cable/Satellite TV—3.5%
CCH II Capital,
Gtd. Notes	13.50	11/30/16	18,924,136		22,141,239
Cequel Communications Holdings I,
Sr. Unscd. Notes	8.63	11/15/17	2,375,000	[c]	2,377,969
Dish DBS,
Gtd. Notes	7.88	9/1/19	1,675,000		1,750,375
Insight Communications,
Sr. Notes	9.38	7/15/18	4,100,000	[c]	4,100,000
					30,369,583
Capital Goods—1.4%
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	2,545,000		2,468,650
RBS Global and Rexnord,
Gtd. Notes	8.50	5/1/18	5,395,000	[c]	5,260,125

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Capital Goods (continued)
Wireco WorldGroup,
Sr. Unscd. Notes	9.50	5/15/17	4,415,000	[c]	4,326,700
					12,055,475
Chemicals—1.0%
Huntsman International,
Gtd. Notes	7.88	11/15/14	915,000		887,550
Huntsman International,
Gtd. Notes	8.63	3/15/20	2,990,000	[c]	2,773,225
Ineos Finance,
Sr. Scd. Notes	9.00	5/15/15	1,600,000	[c]	1,604,000
Invista,
Sr. Unscd. Notes	9.25	5/1/12	1,945,000	[c]	1,979,038
LBI Escrow,
Sr. Scd. Notes	8.00	11/1/17	1,420,000	[c]	1,466,150
					8,709,963
Consumer Products—1.0%
Reddy Ice,
Sr. Scd. Notes	11.25	3/15/15	8,215,000	[a,c]	8,502,525
Containers—3.1%
AEP Industries,
Sr. Unscd. Notes	7.88	3/15/13	8,321,000		8,237,790
BWAY Holding,
Gtd. Notes	10.00	6/15/18	2,380,000	[c]	2,493,050
Plastipak Holdings,
Sr. Notes	10.63	8/15/19	2,435,000	[c]	2,715,025
Reynolds Group Issuer,
Sr. Notes	8.50	5/15/18	9,445,000	[c]	9,315,131
Solo Cup,
Sr. Scd. Notes	10.50	11/1/13	3,545,000		3,682,369
					26,443,365
Energy—4.0%
American Petroleum Tankers,
Sr. Scd. Notes	10.25	5/1/15	2,395,000	[c]	2,412,962
Aquilex Holdings,
Sr. Notes	11.13	12/15/16	4,245,000	[c]	4,266,225
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	6,135,000		6,809,850
Cie Generale de
Geophysique-Veritas, Gtd. Notes	9.50	5/15/16	2,635,000		2,687,700

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	3,550,000		3,567,750
Ferrellgas Partners,
Sr. Unscd. Notes	9.13	10/1/17	3,025,000	[c]	3,168,687
McJunkin Red Man,
Sr. Scd. Notes	9.50	12/15/16	7,905,000	[a,c]	7,707,375
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	2,180,000		2,354,400
Sabine Pass LNG,
Sr. Scd. Notes	7.50	11/30/16	2,385,000		1,997,437
					34,972,386
Finance—9.0%
Ally Financial,
Gtd. Notes	8.00	11/1/31	16,010,000		14,849,275
Ally Financial,
Gtd. Notes	8.30	2/12/15	1,955,000	[c]	1,984,325
BAC Capital Trust XIV,
Gtd. Notes	5.63	9/29/49	11,750,000	[d]	8,019,375
Citigroup Capital XXI,
Gtd. Bonds	8.30	12/21/77	11,891,000	[d]	11,640,552
Developers Diversified Realty,
Sr. Unscd. Notes	9.63	3/15/16	3,425,000		3,720,115
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	10,376,000	[c]	9,571,860
Icahn Enterprises Finance,
Gtd. Notes	8.00	1/15/18	9,350,000	[a,c]	9,116,250
International Lease Finance,
Sr. Unscd. Notes	8.63	9/15/15	9,421,000	[c]	8,949,950
iPayment,
Gtd. Notes	9.75	5/15/14	6,010,000		5,499,150
USI Holdings,
Sr. Sub. Notes	9.75	5/15/15	4,475,000	[c]	4,128,187
					77,479,039
Food, Beverage &
Tobacco—1.6%
Bolthouse Farms,
Bank Notes	9.50	7/25/16	6,300,000	[e]	6,307,875
Dean Foods,
Gtd. Notes	7.00	6/1/16	4,844,000		4,553,360

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food, Beverage &
Tobacco (continued)
Michael Foods,
Sr. Notes	9.75	7/15/18	2,665,000	[c]	2,751,612
					13,612,847
Gaming—6.4%
Ameristar Casinos,
Gtd. Notes	9.25	6/1/14	3,395,000		3,573,237
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	1,425,000	[a]	1,254,000
Boyd Gaming,
Sr. Sub. Notes	7.13	2/1/16	4,385,000	[a]	3,628,588
Harrahs Operating Co.,
Sr. Scd. Notes	10.00	12/15/18	2,080,000	[a]	1,716,000
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	5,517,000	[a]	4,992,885
MGM Mirage,
Gtd. Notes	4.25	4/15/15	2,300,000	[c]	1,831,375
MGM Mirage,
Gtd. Notes	6.75	4/1/13	3,115,000		2,795,712
MGM Mirage,
Gtd. Notes	7.50	6/1/16	10,590,000	[a]	8,392,575
MGM Mirage,
Sr. Unscd. Notes	11.38	3/1/18	17,585,000	[a,c]	16,617,825
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	4,115,000		4,248,738
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	4,288,000	[c]	4,459,520
Shingle Springs Tribal Gaming
Authority, Sr. Notes	9.38	6/15/15	2,795,000	[c]	2,229,012
					55,739,467
Health Care—6.5%
American Renal Holdings,
Sr. Scd. Notes	8.38	5/15/18	530,000	[c]	527,350
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	8,445,000		8,719,463
Biomet,
Gtd. Notes	11.63	10/15/17	30,930,000		33,636,375
Capella Healthcare,
Gtd. Notes	9.25	7/1/17	2,020,000	[c]	2,045,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Inverness Medical Innovations,
Sr. Unscd. Notes	7.88	2/1/16	3,240,000		3,183,300
Inverness Medical Innovations,
Gtd. Notes	9.00	5/15/16	5,940,000		5,969,700
Radiation Therapy Services,
Sr. Sub. Notes	9.88	4/15/17	2,210,000	[c]	2,132,650
					56,214,088
Media—12.0%
Allbritton Communications,
Sr. Unscd. Notes	8.00	5/15/18	5,830,000	[c]	5,800,850
Clear Channel Communications,
Sr. Unscd. Notes	4.90	5/15/15	8,375,000		4,396,875
Clear Channel Communications,
Sr. Unscd. Notes	5.00	3/15/12	4,726,000	[a]	4,052,545
Clear Channel Communications,
Sr. Unscd. Notes	5.50	9/15/14	20,639,000	[a]	11,454,645
Clear Channel Communications,
Sr. Unscd. Notes	5.50	12/15/16	9,188,000		4,456,180
Clear Channel Communications,
Sr. Unscd. Notes	5.75	1/15/13	11,368,000	[a]	8,753,360
Clear Channel Communications,
Sr. Unscd. Debs	6.88	6/15/18	3,880,000		1,901,200
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	3,330,000	[a]	2,355,975
Gray Television,
Sr. Scd. Notes	10.50	6/29/15	12,900,000	[a,c]	12,577,500
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	9,807,000	[c]	8,458,538
LIN Television,
Gtd. Notes, Ser. B	6.50	5/15/13	4,635,000		4,472,775
Nexstar Broadcasting,
Gtd. Notes	0.50	1/15/14	722,089	[c]	646,270
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	201,000		179,895
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	1,348,032	[d]	1,317,702
Nexstar/Mission Broadcasting,
Sr. Scd. Notes	8.88	4/15/17	780,000	[c]	787,800

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	3,275,000		3,225,875
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	8,325,000		8,200,125
Salem Communications,
Sr. Scd. Notes	9.63	12/15/16	4,713,000	[a]	4,877,955
Sinclair Broadcast Group,
Gtd. Notes	8.00	3/15/12	11,929,000	[a]	11,675,509
Sinclair Television Group,
Sr. Scd. Notes	9.25	11/1/17	3,885,000	[c]	3,943,275
					103,534,849
Metals Mining—2.6%
Drummond,
Sr. Unscd. Notes	7.38	2/15/16	4,705,000		4,446,225
Murray Energy,
Gtd. Notes	10.25	10/15/15	3,750,000	[c]	3,750,000
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	13,700,000	[c]	14,213,750
					22,409,975
Paper—3.0%
Abitibi-Consolidated of Canada,
Sr. Scd. Notes	13.75	4/1/11	2,182,582	[b,c]	2,318,994
Newpage,
Sr. Scd. Notes	11.38	12/31/14	17,034,000	[a]	15,543,525
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	2,115,000		2,099,138
Verso Paper Holdings,
Gtd. Notes, Ser. B	11.38	8/1/16	4,500,000	[a]	3,858,750
Verso Paper Holdings,
Sr. Scd. Notes	11.50	7/1/14	1,875,000	[a]	2,029,688
					25,850,095
Printing & Publishing—1.0%
Cenveo,
Sr. Scd. Notes	8.88	2/1/18	8,120,000	[a]	7,835,800
Cenveo,
Gtd. Notes	10.50	8/15/16	650,000	[a,c]	664,625
					8,500,425

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail—2.7%
Hillman Group,
Gtd. Notes	10.88	6/1/18	3,960,000	[c]	4,098,600
Neiman Marcus Group,
Gtd. Notes	10.38	10/15/15	12,881,000	[a]	13,170,822
QVC,
Sr. Scd. Notes	7.13	4/15/17	1,900,000	[c]	1,871,500
QVC,
Sr. Scd. Notes	7.50	10/1/19	3,160,000	[c]	3,120,500
Susser Holdings and Finance,
Gtd. Notes	8.50	5/15/16	1,050,000	[c]	1,055,250
					23,316,672
Retail-Food & Drug—2.4%
Rite Aid,
Gtd. Notes	9.50	6/15/17	8,625,000	[a]	6,878,438
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	8,680,000	[a]	8,799,350
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	4,695,000		4,706,737
					20,384,525
Services—3.5%
Aramark,
Gtd. Notes	8.50	2/1/15	3,250,000		3,298,750
Dyncorp International,
Sr. Unscd. Notes	10.38	7/1/17	3,110,000	[c]	3,102,225
Garda World Security,
Sr. Unscd. Notes	9.75	3/15/17	4,485,000	[c]	4,574,700
General Maritime,
Gtd. Notes	12.00	11/15/17	8,200,000	[c]	8,405,000
Marquette Transportation Finance,
Sr. Scd. Notes	10.88	1/15/17	6,565,000	[c]	6,466,525
Navios Maritime Holdings,
Sr. Scd. Notes	8.88	11/1/17	2,005,000	[a,c]	2,030,063
Ultrapetrol Bahamas,
First Mortgage Notes	9.00	11/24/14	1,817,000		1,762,490
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,075,000		1,079,031
					30,718,784

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology—9.2%
Alion Science and Technology,
Sr. Scd. Notes	12.00	11/1/14	1,393,015	[c]	1,399,980
Ceridian,
Gtd. Notes	11.25	11/15/15	19,028,000	[d]	17,267,910
Ceridian,
Gtd. Notes	12.25	11/15/15	16,461,490	[a]	14,897,648
First Data,
Gtd. Notes	9.88	9/24/15	2,565,000		1,936,575
First Data,
Gtd. Notes	9.88	9/24/15	4,550,000	[a]	3,480,750
Sorenson Communications,
Sr. Scd. Notes	10.50	2/1/15	21,725,000	[a,c]	13,795,375
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	22,167,000	[a]	22,998,263
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	3,460,000		3,715,175
					79,491,676
Telecommunications—13.8%
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	22,285,000	[c]	21,895,013
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	3,542,457	[c]	3,493,748
Digicel Group,
Sr. Notes	10.50	4/15/18	1,408,000	[a,c]	1,459,040
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	1,700,000	[c]	1,908,250
Intelsat Bermuda,
Gtd. Notes	11.25	2/4/17	26,575,000	[d]	27,040,062
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	12,735,000		13,626,450
Telesat Canada,
Sr. Unscd. Notes	11.00	11/1/15	6,790,000		7,367,150
Telesat Canada,
Sr. Sub. Notes	12.50	11/1/17	2,415,000		2,716,875
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	8,830,000	[c]	9,094,900
Wind Acquisition Finance,
Scd. Bonds	12.00	12/1/15	1,100,000	[c,d]	1,144,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Wind Acquisition Holdings,
Sr. Scd. Notes	12.25	7/15/17	32,115,000	[a,c]	29,385,225
					119,130,713
Utilities—3.8%
AES,
Sr. Unscd. Notes	8.00	10/15/17	5,325,000		5,404,875
AES,
Sr. Unscd. Notes	9.75	4/15/16	3,765,000	[c]	4,066,200
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	5,235,000	[a]	4,168,369
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	4,725,000	[a,d]	3,520,125
North American
Energy Alliance,
Sr. Scd. Notes	10.88	6/1/16	2,935,000	[c]	3,037,725
NRG Energy,
Gtd. Notes	7.38	1/15/17	8,465,000		8,401,513
RRI Energy,
Sr. Unscd. Notes	7.63	6/15/14	4,165,000	[a]	4,123,350
					32,722,157
Total Bonds and Notes
(cost $819,174,854)					829,161,559

Preferred Stocks—.1%			Shares		Value ($)
Media
Spanish Broadcasting System,
Ser. B, Cum. $26.875
(cost $1,598,517)			1,523 [f]		1,065,752

Common Stocks—.3%
Cable/Satellite TV—.2%
Charter Communications, Cl. A			55,002 [g]		1,941,571
Media—.1%
LIN TV, Cl. A			180,000 [g]		973,800
Total Common Stocks
(cost $1,860,749)					2,915,371

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $18,203,000)	18,203,000 [h]	18,203,000

Investment of Cash Collateral
for Securities Loaned—16.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $138,868,515)	138,868,515 [h]	138,868,515

Total Investments (cost $979,705,635)	114.6%	990,214,197
Liabilities, Less Cash and Receivables	(14.6%)	(126,440,102)
Net Assets	100.0%	863,774,095

a Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$131,403,757 and the total market value of the collateral held by the fund is $139,066,113, consisting of cash collateral of $138,868,515 and U.S. Government and agencies securities valued at $197,598.
b Non-income producing—security in default.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities had a total market value of $313,512,774 or 36.3% of net assets.
d Variable rate security—interest rate subject to periodic change.
e The valuation of this security has been determined in good faith by management under the direction of the Board of
Directors. At June 30, 2010, the value of this security amounted to $ 6,307,875 or 0.7% of net assets.
f Illiquid security.The valuation of this security has been determined in good faith by management under the direction of the Board of Directors.At June 30, 2010, the value of this security amounted to $ 1,065,752 or 0.1% of net assets
g Non-income producing security.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	96.0	Preferred Stocks	.1
Money Market Investments	18.2
Common Stocks	.3		114.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $131,403,757)—Note 1(c):
Unaffiliated issuers			822,634,120	833,142,682
Affiliated issuers			157,071,515	157,071,515
Cash				164,108
Cash denominated in foreign currencies			49	43
Dividends and interest receivable				20,986,721
Receivable for shares of Beneficial Interest subscribed				886,716
Receivable for investment securities sold				461,680
				1,012,713,465
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				670,698
Liability for securities on loan—Note 1(c)				138,868,515
Payable for investment securities purchased				7,211,068
Payable for shares of Beneficial Interest redeemed				2,189,089
				148,939,370
Net Assets ($)				863,774,095
Composition of Net Assets ($):
Paid-in capital				1,148,572,335
Accumulated distributions in excess of investment income—net				(2,391,732)
Accumulated net realized gain (loss) on investments				(292,915,064)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				10,508,556
Net Assets ($)				863,774,095

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	323,195,607	13,574,191	118,924,478	408,079,819
Shares Outstanding	51,644,492	2,168,248	18,997,253	65,159,594
Net Asset Value Per Share ($)	6.26	6.26	6.26	6.26

See notes to financial statements.

The Fund	17

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	46,171,105
Income from securities lending—Note 1(c)	339,634
Dividends:
Unaffiliated issuers	40,917
Affiliated issuers	9,358
Total Income	46,561,014
Expenses:
Management fee—Note 3(a)	3,137,119
Distribution and service fees—Note 3(b)	1,110,875
Trustees’ fees—Note 3(a)	34,994
Loan commitment fees—Note 2	12,186
Interest expense—Note 2	153
Total Expenses	4,295,327
Less—Trustees’ fees reimbursed by the Manager—Note 3(a)	(34,994)
Net Expenses	4,260,333
Investment Income—Net	42,300,681
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	20,519,959
Net realized gain (loss) on forward foreign currency exchange contracts	31,046
Net Realized Gain (Loss)	20,551,005
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(48,561,893)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(2,968)
Net Unrealized Appreciation (Depreciation)	(48,564,861)
Net Realized and Unrealized Gain (Loss) on Investments	(28,013,856)
Net Increase in Net Assets Resulting from Operations	14,286,825

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	42,300,681	66,290,493
Net realized gain (loss) on investments	20,551,005	(6,401,619)
Net unrealized appreciation
(depreciation) on investments	(48,564,861)	181,196,172
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,286,825	241,085,046
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(17,824,154)	(29,894,758)
Class B Shares	(852,786)	(2,849,188)
Class C Shares	(5,856,163)	(8,775,809)
Class I Shares	(21,580,635)	(27,846,038)
Total Dividends	(46,113,738)	(69,365,793)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	53,580,312	286,678,813
Class B Shares	239,602	1,476,907
Class C Shares	8,944,905	44,838,158
Class I Shares	89,129,488	232,223,371
Net assets received in connection
with reorganization—Note 1	—	129,672,713
Dividends reinvested:
Class A Shares	14,451,212	22,562,646
Class B Shares	628,070	1,872,480
Class C Shares	3,596,200	5,010,735
Class I Shares	6,677,725	6,001,284
Cost of shares redeemed:
Class A Shares	(93,793,847)	(198,188,481)
Class B Shares	(9,217,249)	(31,665,643)
Class C Shares	(14,973,961)	(19,316,179)
Class I Shares	(72,910,209)	(98,684,961)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,647,752)	382,481,843
Total Increase (Decrease) in Net Assets	(45,474,665)	554,201,096
Net Assets ($):
Beginning of Period	909,248,760	355,047,664
End of Period	863,774,095	909,248,760
Undistributed (distributions in excess of)
investment income—net	(2,391,732)	1,421,325

The Fund	19

STATEMENT OF CHANGES IN NET ASSETS (continued)

Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Class Aa
Shares sold	8,309,633	51,207,569
Shares issued in connection with
reorganization—Note 1	—	10,690,947
Shares issued for dividends reinvested	2,251,800	3,780,546
Shares redeemed	(14,600,823)	(33,630,114)
Net Increase (Decrease) in Shares Outstanding	(4,039,390)	32,048,948
Class Ba
Shares sold	37,160	257,820
Shares issued in connection with reorganization—Note 1	—	4,883,654
Shares issued for dividends reinvested	97,770	320,812
Shares redeemed	(1,426,420)	(5,472,399)
Net Increase (Decrease) in Shares Outstanding	(1,291,490)	(10,113)
Class C
Shares sold	1,384,553	7,842,855
Shares issued in connection with reorganization—Note 1	—	7,195,044
Shares issued for dividends reinvested	560,613	837,067
Shares redeemed	(2,339,028)	(3,270,669)
Net Increase (Decrease) in Shares Outstanding	(393,862)	12,604,297
Class I
Shares sold	13,813,375	39,340,054
Shares issued in connection with reorganization—Note 1	—	1,748,575
Shares issued for dividends reinvested	1,041,599	998,987
Shares redeemed	(11,386,824)	(16,641,631)
Net Increase (Decrease) in Shares Outstanding	3,468,150	25,445,985

a During the period ended June 30, 2010, 483,540 Class B shares representing $3,129,888, were automatically converted to 483,688 Class A shares and during the period ended December 31, 2009, 2,061,607 Class B shares representing $12,009,537 were automatically converted to 2,063,045 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	6.48	5.06	6.92	7.33	7.24	7.65
Investment Operations:
Investment income—net[a]	.30	.54	.50	.49	.49	.51
Net realized and unrealized
gain (loss) on investments	(.19)	1.43	(1.82)	(.37)	.14	(.36)
Total from Investment Operations	.11	1.97	(1.32)	.12	.63	.15
Distributions:
Dividends from
investment income—net	(.33)	(.55)	(.54)	(.53)	(.54)	(.56)
Net asset value, end of period	6.26	6.48	5.06	6.92	7.33	7.24
Total Return (%)[b]	1.66[c]	40.43	(20.17)	2.03	8.66	2.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96[d]	.96	.96	.96	.95	.95
Ratio of net expenses
to average net assets	.95[d]	.95	.95	.95	.95	.95
Ratio of net investment income
to average net assets	9.41[d]	8.86	7.89	6.78	6.76	6.93
Portfolio Turnover Rate	39.19[c]	77.94	48.85	50.65	29.98	40.57
Net Assets, end of period
($ x 1,000)	323,196	360,921	119,560	169,453	202,098	236,421

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	6.48	5.06	6.93	7.34	7.24	7.65
Investment Operations:
Investment income—net[a]	.27	.49	.46	.45	.45	.46
Net realized and unrealized
gain (loss) on investments	(.18)	1.45	(1.82)	(.37)	.16	(.35)
Total from Investment Operations	.09	1.94	(1.36)	.08	.61	.11
Distributions:
Dividends from
investment income—net	(.31)	(.52)	(.51)	(.49)	(.51)	(.52)
Net asset value, end of period	6.26	6.48	5.06	6.93	7.34	7.24
Total Return (%)[b]	1.41[c]	39.78	(20.69)	1.53	8.12	1.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46[d]	1.46	1.46	1.46	1.45	1.45
Ratio of net expenses
to average net assets	1.45[d]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income
to average net assets	8.61[d]	8.35	7.31	6.24	6.25	6.36
Portfolio Turnover Rate	39.19[c]	77.94	48.85	50.65	29.98	40.57
Net Assets, end of period
($ x 1,000)	13,574	22,434	17,568	39,892	67,834	96,334

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	6.48	5.06	6.93	7.34	7.24	7.65
Investment Operations:
Investment income—net[a]	.28	.50	.45	.43	.43	.45
Net realized and unrealized
gain (loss) on investments	(.20)	1.42	(1.83)	(.36)	.16	(.36)
Total from Investment Operations	.08	1.92	(1.38)	.07	.59	.09
Distributions:
Dividends from
investment income—net	(.30)	(.50)	(.49)	(.48)	(.49)	(.50)
Net asset value, end of period	6.26	6.48	5.06	6.93	7.34	7.24
Total Return (%)[b]	1.28[c]	39.41	(20.89)	1.28	7.85	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71[d]	1.71	1.71	1.71	1.70	1.70
Ratio of net expenses
to average net assets	1.70[d]	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income
to average net assets	8.70[d]	8.15	7.12	6.02	6.01	6.14
Portfolio Turnover Rate	39.19[c]	77.94	48.85	50.65	29.98	40.57
Net Assets, end of period
($ x 1,000)	118,924	125,724	34,374	53,294	65,728	74,770

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	6.49	5.06	6.92	7.33	7.24	7.65
Investment Operations:
Investment income—net[b]	.31	.54	.51	.52	.51	.53
Net realized and unrealized
gain (loss) on investments	(.20)	1.45	(1.82)	(.38)	.14	(.36)
Total from Investment Operations	.11	1.99	(1.31)	.14	.65	.17
Distributions:
Dividends from
investment income—net	(.34)	(.56)	(.55)	(.55)	(.56)	(.58)
Net asset value, end of period	6.26	6.49	5.06	6.92	7.33	7.24
Total Return (%)	1.63[c]	40.99	(20.06)	2.29	8.92	2.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[d]	.71	.72	.71	.70	.70
Ratio of net expenses
to average net assets	.70[d]	.70	.69	.70	.70	.70
Ratio of net investment income
to average net assets	9.72[d]	9.20	9.43	7.01	7.01	7.18
Portfolio Turnover Rate	39.19[c]	77.94	48.85	50.65	29.98	40.57
Net Assets, end of period
($ x 1,000)	408,080	400,170	183,546	17,368	18,059	18,595

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel FundsTrust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 8, 2009, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees,all of the assets,subject to the liabilities,of Dreyfus High Income Fund (“High Income”) were transferred to the fund in exchange for corresponding class of shares of Beneficial Interest of the fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B,Class C and Class I shares of High Income received Class A,Class B, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in High Income at the time of the exchange.The exchange ratio for Class A,Class B, Class C and Class I shares are 1.96, 1.96, 1.95 and 1.96, respectively. The net asset value of the fund’s shares on the close of business January 8, 2009, after the reorganization was $5.29 for Class A, $5.29 for Class B, $5.29 for Class C and $5.29 for Class I shares, and a total of 10,690,947 Class A shares, 4,883,654 Class B shares, 7,195,044 Class C shares and 1,748,575 Class I shares were issued to shareholders of High Income in the exchange. The exchange was a tax-free event to the High Income shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments received from High Income was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The net assets and net unrealized (depreciation) immediately before the acquisition were as follows:

	Unrealized
	(Depreciation) ($)	Net Assets ($)
Dreyfus High Income Fund—
Target Fund	(23,749,040)	129,672,713
Dreyfus High Yield Fund—
Acquiring Fund	(81,332,832)	382,765,045
Total	(105,081,872)	512,437,758

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class and the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are car-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	829,161,559	—	829,161,559
Equity Securities—
Domestic†	2,915,371	—	1,065,752	3,981,123
Mutual Funds	157,071,515	—	—	157,071,515
† See Statement of Investments for industry classification.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Preferred Stock ($)
Balance as of 12/31/2009	1,523
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,064,229
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 6/30/2010	1,065,752

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010,The Bank of New York Mellon earned $182,880 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”)

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $309,880,382 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $138,776,715 of the carryover expires in fiscal 2010, $72,493,638 expires in fiscal 2011, $1,917,623 expires in fiscal 2012, $11,766,163 expires in fiscal 2013, $2,406,483 expires in fiscal 2014, $16,497,195 expires in fiscal 2015, $42,229,566 expires in fiscal 2016 and $23,792,999 expires in fiscal 2017. Based on certain provisions in the Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund’s merger with the following funds may apply: HighYield Total Fund, BNY Hamilton High Yield Fund and Dreyfus High Income Fund. It is possible that the fund will not be able to utilize most of its capital loss carryover prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $69,365,793. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2010, was approximately $22,200 with a related weighted average annualized interest rate of 1.40%.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, shareholder service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Effective January 1, 2010, each Trustee who is not an “interested person” of the Trust (as defined in the Act) received $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-end Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Manager has contractually agreed, until September 30, 2010, to waive receipt of its fees and/or assume the expenses of Class I shares of the fund so that the annual operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .81% of the value of the fund’s average daily net assets. No expense reimbursement was required pursuant to the agreement for the period ended June 30, 2010.

During the period ended June 30, 2010, the Distributor retained $15,460 from commissions earned on sales of the fund’s Class A shares and $12,387 and $15,344 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

C shares. During the period ended June 30, 2010, Class A, Class B and Class C shares were charged $432,590, $43,280 and $460,024, respectively, pursuant to their respective Plans. During the period ended June 30, 2010, Class B and Class C shares were charged $21,640 and $153,341, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $497,592, Rule 12b-1 distribution plan fees $145,806 and service plan fees $27,300.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2010, amounted to $342,005,063 and $352,281,597, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At June 30, 2010, there were no forward contracts outstanding.

At June 30, 2010, accumulated net unrealized appreciation on investments was $10,508,562, consisting of $34,449,722 gross unrealized appreciation and $23,941,160 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	37

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load, high current yield funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional high current yield funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance for the past ten one-year periods ended December 31st (2000-2009) was at or above the Performance Group median (except for the one-year periods ended December 31, 2001 and 2008 when the fund’s yield performance was below the Performance Group median) and above the Performance Universe median for each period. The Board members noted that the fund’s total return performance was above the respective Performance Group and Performance Universe medians for various periods ended December 31, 2009 (except for the one- and ten-year periods ended December 31, 2009 when the fund’s total return performance was below the respective Performance Group and Performance Universe medians). The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting that the fund was the only fund in the Expense Group with a “unitary fee structure”, the Board members noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual

The Fund	39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager noted that there were no other funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid by the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which,like the con-sultant,found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund	41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Core Value Fund

SEMIANNUAL REPORT June 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
31	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Core Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Value Fund, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began. The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Core Value Fund’s Class A shares produced a total return of –7.49%, Class B shares returned –7.81%,Class C shares returned –7.82%,Class I shares returned –7.38% and Institutional shares returned –7.45%.1 In comparison, the fund’s benchmark, the Russell 1000Value Index (the “Index”), produced a total return of –5.12% for the same period.2

Stocks encountered heightened volatility late in the reporting period, and a market rally sputtered when investors grew concerned regarding a number of threats to global economic growth. The fund produced lower returns than its benchmark, mainly due to shortfalls in our stock selection strategy in the consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, business momentum and likely catalysts that could ignite the stock price.

Global Economic Concerns Intensified

The year 2010 began in the midst of an economic recovery and stock market rally as improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. The economic recovery appeared to gain additional traction during the first quarter of the year, when employment gains seemed to indicate that stubbornly high unemployment might moderate.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

At the same time, however, several developments seemed to threaten the economic rebound. First, Europe was roiled by a sovereign debt crisis when Greece and other nations found themselves unable to finance heavy debt burdens, requiring intervention by the International Monetary Fund and the European Union. Meanwhile, robust economic growth in China, one of the primary engines of the global economic recovery, seemed to spark local inflationary pressures when urban property values soared, and investors grew worried that remedial measures might dampen the region’s growth. Finally, in the United States, a number of mixed economic indicators related to retail sales, employment and the housing market suggested that economic headwinds might constrain already mild growth. Consequently, large-cap stocks gave back their previous gains, generally ending the reporting period lower than where they began.

Positioned for a Mild Recovery

The fund began the reporting period with an emphasis on market sectors and individual companies that appeared poised to thrive in the economic rebound. However, this relatively constructive investment bias led to some lagging security selections in the consumer discretionary and financials sectors.

Among consumer discretionary stocks, overweighted exposure to large media companies dampened the fund’s results.We had established positions in industry leaders—such as News Corp. and Omnicom Group—in light of their attractive valuations, but these economically sensitive companies were hurt when investors began to question the rebound’s sustainability. In the financials sector, lack of exposure to real estate investment trusts (REITs) prevented the fund from participating in the industry’s relative strength. REITs had responded positively to investors’ more optimistic outlook for the commercial real estate market, a view we do not necessarily share. In addition, our preference for large, national banks over their smaller, regional counterparts contributed to the fund’s underperformance when the capital markets faltered and regulatory uncertainty intensified. In other sectors, technology giant Microsoft lost value after off-hand remarks by the company’s CEO may have been misinterpreted by investors.

4

The fund achieved more positive results in other market segments.The energy sector proved particularly beneficial to results, as we held a larger active weight in growth-oriented oil producers, such as Occidental Petroleum, over integrated oil-and-gas companies, particularly Exxon Mobil. In the telecommunications services sector, the fund benefited from our preference for AT&T over rival Verizon Communications. The market apparently agreed with us that AT&T enjoys better business prospects, stemming in part from its relationship with electronics innovator Apple.

Preparing for Bouts of Volatility

Although we remain optimistic about the long-term prospects of the U.S. economy and stock market, we adopted a somewhat less constructive investment posture when headlines became more negative.We are aware of the risk that depressed sentiment could cause businesses to become more cautious in their investments and capital spending, and we intend to monitor developments carefully.

Nonetheless,we have continued to uncover what we believe to be attractive values among fundamentally strong companies. Indeed, we would regard any further market pullbacks as opportunities to purchase shares of such companies at more compelling prices.We recently have identified a number of opportunities in the energy sector,where supply-and-demand dynamics remain favorable.We have found fewer companies meeting our value-oriented criteria in the technology sector.

July 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Value Fund from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

	Class A	Class B	Class C	Class I	Institutional
Expenses paid per $1,000†	$5.49	$9.05	$9.05	$4.30	$5.01
Ending value (after expenses)	$925.10	$921.90	$921.80	$926.20	$925.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

	Class A	Class B	Class C	Class I	Institutional
Expenses paid per $1,000†	$ 5.76	$ 9.49	$ 9.49	$ 4.51	$ 5.26
Ending value (after expenses)	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,019.59

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class B, 1.90% for
Class C, .90% for Class I and 1.05% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—99.8%	Shares	Value ($)
Consumer Discretionary—11.0%
Best Buy	52,880	1,790,517
Carnival	117,000	3,538,080
Home Depot	108,600	3,048,402
Johnson Controls	118,640	3,187,857
Mattel	78,690	1,665,080
News, Cl. A	293,540	3,510,738
Omnicom Group	143,380	4,917,934
Staples	79,160	1,507,998
Target	48,120	2,366,060
Time Warner	238,866	6,905,616
Walt Disney	50,060	1,576,890
Whirlpool	17,090	1,500,844
		35,516,016
Consumer Staples—8.2%
Clorox	54,020	3,357,883
CVS Caremark	161,160	4,725,211
Dr. Pepper Snapple Group	68,980	2,579,162
Kraft Foods, Cl. A	92,190	2,581,320
PepsiCo	162,770	9,920,832
Philip Morris International	67,840	3,109,786
		26,274,194
Energy—13.4%
Anadarko Petroleum	26,350	950,971
Chevron	47,430	3,218,600
ConocoPhillips	137,930	6,770,984
EOG Resources	61,360	6,035,983
Exxon Mobil	57,490	3,280,954
Occidental Petroleum	199,350	15,379,853
Peabody Energy	52,930	2,071,151
Schlumberger	98,140	5,431,068
		43,139,564
Financial—25.4%
ACE	52,930	2,724,836
Aflac	35,240	1,503,691
American Express	47,980	1,904,806

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Ameriprise Financial	85,470	3,088,031
AON	63,740	2,366,029
Bank of America	710,826	10,214,570
Berkshire Hathaway, Cl. B	50,490 [a]	4,023,548
Capital One Financial	27,620	1,113,086
Citigroup	1,043,310 [a]	3,922,846
Goldman Sachs Group	30,390	3,989,295
JPMorgan Chase & Co.	357,260	13,079,289
Marsh & McLennan	102,760	2,317,238
MetLife	138,020	5,211,635
Morgan Stanley	150,720	3,498,211
PNC Financial Services Group	42,520	2,402,380
Prudential Financial	56,360	3,024,278
SunTrust Banks	80,070	1,865,631
Travelers	65,860	3,243,605
U.S. Bancorp	170,450	3,809,558
Wells Fargo & Co.	336,330	8,610,048
		81,912,611
Health Care—11.5%
AmerisourceBergen	63,530	2,017,077
Amgen	60,790 [a]	3,197,554
Bristol-Myers Squibb	103,080	2,570,815
Covidien	78,630	3,159,353
Johnson & Johnson	27,730	1,637,734
McKesson	29,060	1,951,670
Merck & Co.	215,230	7,526,593
Pfizer	614,140	8,757,636
Thermo Fisher Scientific	36,370 [a]	1,783,948
UnitedHealth Group	52,280	1,484,752
Warner Chilcott, Cl. A	66,504 [a]	1,519,616
WellPoint	29,190 [a]	1,428,267
		37,035,015
Industrial—11.7%
Caterpillar	27,560	1,655,529
Dover	75,100	3,138,429
Eaton	46,710	3,056,702

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Electric	694,720	10,017,862
Honeywell International	43,370	1,692,731
Pitney Bowes	154,680	3,396,773
Raytheon	49,120	2,376,917
Republic Services	84,430	2,510,104
Tyco International	48,640	1,713,587
Union Pacific	80,440	5,591,384
United Technologies	38,450	2,495,790
		37,645,808
Information Technology—6.5%
AOL	69,438 [a]	1,443,616
Cisco Systems	263,800 [a]	5,621,578
Hewlett-Packard	103,970	4,499,822
Microsoft	274,240	6,310,262
QUALCOMM	43,680	1,434,451
Tyco Electronics	62,610	1,589,042
		20,898,771
Materials—2.3%
Air Products & Chemicals	22,480	1,456,929
CF Industries Holdings	18,940	1,201,743
Dow Chemical	65,830	1,561,488
Freeport-McMoRan Copper & Gold	24,870	1,470,563
International Paper	77,470	1,753,146
		7,443,869
Telecommunication Services—5.0%
AT & T	390,855	9,454,782
Vodafone Group, ADR	321,950 [b]	6,654,707
		16,109,489
Utilities—4.8%
Entergy	64,670	4,631,665
NextEra Energy	92,060	4,488,846
Questar	100,410	4,567,651
Southern	51,810 [b]	1,724,237
		15,412,399
Total Common Stocks
(cost $327,618,971)		321,387,736

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,265,000)	1,265,000 [c]	1,265,000

Investment of Cash Collateral
for Securities Loaned—2.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,897,958)	7,897,958 [c]	7,897,958

Total Investments (cost $336,781,929)	102.7%	330,550,694
Liabilities, Less Cash and Receivables	(2.7%)	(8,667,777)
Net Assets	100.0%	321,882,917

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$7,458,714 and the total market value of the collateral held by the fund is $7,897,958.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	25.4	Information Technology	6.5
Energy	13.4	Telecommunication Services	5.0
Industrial	11.7	Utilities	4.8
Health Care	11.5	Money Market Investments	2.9
Consumer Discretionary	11.0	Materials	2.3
Consumer Staples	8.2		102.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,458,714)—Note 1(b):
Unaffiliated issuers			327,618,971		321,387,736
Affiliated issuers				9,162,958	9,162,958
Receivable for investment securities sold					8,747,309
Dividends and interest receivable					765,848
Receivable for shares of Beneficial Interest subscribed					23,351
					340,087,202
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					325,098
Cash overdraft due to custodian					114,503
Payable for investment securities purchased					9,790,132
Liability for securities on loan—Note 1(b)					7,897,958
Payable for shares of Beneficial Interest redeemed					76,594
					18,204,285
Net Assets ($)					321,882,917
Composition of Net Assets ($):
Paid-in capital					415,504,334
Accumulated undistributed investment income—net					6,183
Accumulated net realized gain (loss) on investments					(87,396,365)
Accumulated net unrealized appreciation
(depreciation) on investments					(6,231,235)
Net Assets ($)					321,882,917

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Institutional
Net Assets ($)	288,710,060	1,386,390	7,107,779	901,302	23,777,386
Shares Outstanding	14,365,584	70,421	361,374	44,846	1,183,554
Net Asset Value
Per Share ($)	20.10	19.69	19.67	20.10	20.09

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,616,739
Affiliated issuers	1,381
Income from securities lending—Note 1(b)	997
Interest	298
Total Income	3,619,415
Expenses:
Management fee—Note 3(a)	1,587,433
Distribution and service fees—Note 3(b)	462,845
Trustees’ fees—Note 3(a)	13,051
Loan commitment fees—Note 2	2,524
Total Expenses	2,065,853
Less—Trustees’ fees reimbursed by the Manager—Note 3(a)	(13,051)
Net Expenses	2,052,802
Investment Income—Net	1,566,613
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,214,132
Net unrealized appreciation (depreciation) on investments	(33,589,096)
Net Realized and Unrealized Gain (Loss) on Investments	(27,374,964)
Net (Decrease) in Net Assets Resulting from Operations	(25,808,351)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009[a]
Operations ($):
Investment income—net	1,566,613	4,312,321
Net realized gain (loss) on investments	6,214,132	(36,235,669)
Net unrealized appreciation
(depreciation) on investments	(33,589,096)	87,286,702
Net Increase (Decrease) in Net Assets
Resulting from Operations	(25,808,351)	55,363,354
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,422,538)	(3,933,828)
Class B Shares	(1,463)	(23,861)
Class C Shares	(7,508)	(44,329)
Class I Shares	(5,895)	(12,221)
Institutional Shares	(129,718)	(329,794)
Total Dividends	(1,567,122)	(4,344,033)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,608,281	11,628,595
Class B Shares	15,625	48,918
Class C Shares	461,417	565,585
Class I Shares	113,380	233,888
Class T Shares	—	4,900
Institutional Shares	1,064,205	259,267

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009[a]
Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	1,237,783	3,386,255
Class B Shares	1,362	22,288
Class C Shares	6,630	38,504
Class I Shares	4,139	11,613
Institutional Shares	125,714	321,000
Cost of shares redeemed:
Class A Shares	(16,782,393)	(37,592,218)
Class B Shares	(1,045,968)	(3,443,128)
Class C Shares	(592,690)	(2,215,012)
Class I Shares	(183,830)	(64,206)
Class T Shares	—	(1,037,083)
Institutional Shares	(1,172,915)	(2,093,420)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,139,260)	(29,924,254)
Total Increase (Decrease) in Net Assets	(40,514,733)	21,095,067
Net Assets ($):
Beginning of Period	362,397,650	341,302,583
End of Period	321,882,917	362,397,650
Undistributed investment income—net	6,183	6,692

14

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	161,295	644,580
Shares issued for dividends reinvested	58,420	186,499
Shares redeemed	(752,173)	(2,017,879)
Net Increase (Decrease) in Shares Outstanding	(532,458)	(1,186,800)
Class Bb
Shares sold	729	2,707
Shares issued for dividends reinvested	69	1,373
Shares redeemed	(47,545)	(195,433)
Net Increase (Decrease) in Shares Outstanding	(46,747)	(191,353)
Class C
Shares sold	20,771	30,654
Shares issued for dividends reinvested	337	2,342
Shares redeemed	(27,358)	(122,745)
Net Increase (Decrease) in Shares Outstanding	(6,250)	(89,749)
Class I
Shares sold	5,044	11,070
Shares issued for dividends reinvested	193	635
Shares redeemed	(8,346)	(3,622)
Net Increase (Decrease) in Shares Outstanding	(3,109)	8,083
Class Tc
Shares sold	—	291
Shares redeemed	—	(62,134)
Net Increase (Decrease) in Shares Outstanding	—	(61,843)
Institutional Shares
Shares sold	46,906	13,952
Shares issued for dividends reinvested	5,927	17,609
Shares redeemed	(52,787)	(119,227)
Net Increase (Decrease) in Shares Outstanding	46	(87,666)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended June 30, 2010, 28,696 Class B shares representing $629,463 were automatically converted to 28,094 Class A shares and during the period ended Deceber 31, 2009, 94,322 Class B shares representing $1,726,360 were automatically converted to 92,335 Class A shares.
c	On the close of business on February 4, 2009, 61,363 Class T shares representing $1,023,527 were converted to
61,326 Class A shares.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.83	18.75	29.87	32.00	31.38	30.34
Investment Operations:
Investment income—net[a]	.10	.25	.38	.45	.38	.30
Net realized and unrealized
gain (loss) on investments	(1.73)	3.08	(11.10)	.42	5.94	1.26
Total from Investment Operations	(1.63)	3.33	(10.72)	.87	6.32	1.56
Distributions:
Dividends from
investment income—net	(.10)	(.25)	(.40)	(.46)	(.37)	(.35)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)	(.17)
Total Distributions	(.10)	(.25)	(.40)	(3.00)	(5.70)	(.52)
Net asset value, end of period	20.10	21.83	18.75	29.87	32.00	31.38
Total Return (%)[c]	(7.49)[d]	18.07	(36.10)	2.75	21.00	5.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16[e]	1.17	1.16	1.16	1.15	1.15
Ratio of net expenses
to average net assets	1.15[e]	1.16	1.15	1.15	1.15	1.15
Ratio of net investment income
to average net assets	.90[e]	1.33	1.53	1.38	1.17	.99
Portfolio Turnover Rate	27.87[d]	64.35	53.58	45.19	44.73	55.95
Net Assets, end of period
($ x 1,000)	288,710	325,170	301,524	522,906	548,601	556,017

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

16

Six Months Ended
June 30, 2010			Year Ended December 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.38	18.36	29.26	31.40	30.87	29.83
Investment Operations:
Investment income—net[a]	.01	.13	.17	.22	.13	.07
Net realized and unrealized
gain (loss) on investments	(1.68)	3.00	(10.85)	.39	5.85	1.26
Total from Investment Operations	(1.67)	3.13	(10.68)	.61	5.98	1.33
Distributions:
Dividends from
investment income—net	(.02)	(.11)	(.22)	(.21)	(.12)	(.12)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)	(.17)
Total Distributions	(.02)	(.11)	(.22)	(2.75)	(5.45)	(.29)
Net asset value, end of period	19.69	21.38	18.36	29.26	31.40	30.87
Total Return (%)[c]	(7.81)[d]	17.21	(36.62)	2.01	20.12	4.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90[e]	1.91	1.90	1.91	1.90	1.90
Ratio of net expenses
to average net assets	1.90[e,f]	1.90	1.90[f]	1.90	1.90	1.90
Ratio of net investment income
to average net assets	.10[e]	.74	.69	.70	.42	.24
Portfolio Turnover Rate	27.87[d]	64.35	53.58	45.19	44.73	55.95
Net Assets, end of period
($ x 1,000)	1,386	2,505	5,665	26,646	55,112	64,239

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.36	18.35	29.24	31.38	30.85	29.83
Investment Operations:
Investment income—net[a]	.02	.11	.19	.21	.14	.07
Net realized and unrealized
gain (loss) on investments	(1.69)	3.01	(10.86)	.40	5.84	1.24
Total from Investment Operations	(1.67)	3.12	(10.67)	.61	5.98	1.31
Distributions:
Dividends from
investment income—net	(.02)	(.11)	(.22)	(.21)	(.12)	(.12)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)	(.17)
Total Distributions	(.02)	(.11)	(.22)	(2.75)	(5.45)	(.29)
Net asset value, end of period	19.67	21.36	18.35	29.24	31.38	30.85
Total Return (%)[c]	(7.82)[d]	17.16	(36.59)	2.00	20.07	4.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91[e]	1.92	1.90	1.91	1.90	1.90
Ratio of net expenses
to average net assets	1.90[e]	1.91	1.90[f]	1.90	1.90	1.90
Ratio of net investment income
to average net assets	.15[e]	.60	.76	.65	.42	.24
Portfolio Turnover Rate	27.87[d]	64.35	53.58	45.19	44.73	55.95
Net Assets, end of period
($ x 1,000)	7,108	7,853	8,391	16,572	20,919	20,564

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

Six Months Ended
June 30, 2010			Year Ended December 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.83	18.74	29.85	31.98	31.36	30.33
Investment Operations:
Investment income—net[b]	.13	.30	.45	.57	.46	.38
Net realized and unrealized
gain (loss) on investments	(1.73)	3.09	(11.10)	.39	5.95	1.25
Total from Investment Operations	(1.60)	3.39	(10.65)	.96	6.41	1.63
Distributions:
Dividends from
investment income—net	(.13)	(.30)	(.46)	(.55)	(.46)	(.43)
Dividends from net realized
gain on investments	—	—	(.00)[c]	(2.54)	(5.33)	(.17)
Total Distributions	(.13)	(.30)	(.46)	(3.09)	(5.79)	(.60)
Net asset value, end of period	20.10	21.83	18.74	29.85	31.98	31.36
Total Return (%)	(7.38)[d]	18.43	(35.93)	3.04	21.26	5.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91[e]	.92	.90	.91	.90	.90
Ratio of net expenses
to average net assets	.90[e]	.91	.90[f]	.90	.90	.90
Ratio of net investment income
to average net assets	1.15[e]	1.57	1.74	1.63	1.42	1.25
Portfolio Turnover Rate	27.87[d]	64.35	53.58	45.19	44.73	55.95
Net Assets, end of period
($ x 1,000)	901	1,047	747	1,395	6,012	4,740

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Institutional Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.82	18.74	29.85	31.98	31.36	30.32
Investment Operations:
Investment income—net[a]	.11	.27	.41	.48	.42	.33
Net realized and unrealized
gain (loss) on investments	(1.73)	3.08	(11.09)	.43	5.94	1.26
Total from Investment Operations	(1.62)	3.35	(10.68)	.91	6.36	1.59
Distributions:
Dividends from
investment income—net	(.11)	(.27)	(.43)	(.50)	(.41)	(.38)
Dividends from net realized
gain on investments	—	—	(.00)[b]	(2.54)	(5.33)	(.17)
Total Distributions	(.11)	(.27)	(.43)	(3.04)	(5.74)	(.55)
Net asset value, end of period	20.09	21.82	18.74	29.85	31.98	31.36
Total Return (%)	(7.45)[c]	18.20	(36.05)	2.89	21.11	5.33
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06[d]	1.06	1.06	1.06	1.05	1.05
Ratio of net expenses
to average net assets	1.05[d]	1.06[e]	1.05	1.05	1.05	1.05
Ratio of net investment income
to average net assets	1.00[d]	1.43	1.63	1.49	1.28	1.09
Portfolio Turnover Rate	27.87[c]	64.35	53.58	45.19	44.73	55.95
Net Assets, end of period
($ x 1,000)	23,777	25,822	23,816	40,679	44,506	40,341

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering seven series, including the fund.The fund’s investment objective seeks long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class I and Institutional shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I and Institutional shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System, for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securi-

22

ties and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	314,733,029	—	—	314,733,029
Equity Securities—
Foreign†	6,654,707	—	—	6,654,707
Mutual Funds	9,162,958	—	—	9,162,958
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

24

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010,The Bank of New York Mellon earned $427 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $88,529,754 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $38,328,752 of the carryover expires in fiscal 2016 and $50,201,002 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $4,344,033. The tax character of current year distributions will be determined at the end of the current fiscal year.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third par ties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective,policies and limitations.For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Effective January 1, 2010, each Trustee who is not an “interested person” of the Trust (as defined in the Act) received $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategies Funds.The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of the Trust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended June 30, 2010, the Distributor retained $2,175 from commissions earned on sales of the fund’s Class A shares and $2,315 and $1,031 from CDSCs on redemptions on the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%,respectively,of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of

28

Class A and Institutional shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determined the amounts, if any, to be paid to agents and the basis on which such payments were made. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2010, Class A, Class B, Class C and Institutional shares were charged $395,566, $6,934, $29,104 and $19,229, respectively, pursuant to their respective Plans. During the period ended June 30, 2010, Class B and Class C shares were charged $2,311 and $9,701, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $251,863, Rule 12b-1 distribution plan fees $71,387 and shareholder services plan fees $1,848.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2010, amounted to $98,764,067 and $111,380,265, respectively.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended June 30, 2010.These disclosures did not impact the notes to the financial statements.

At June 30, 2010, accumulated net unrealized depreciation on investments was $6,231,235, consisting of $18,460,552 gross unrealized appreciation and $24,691,787 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load, large-cap value funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for each reported period, except the four- and five-year periods ended December 31, 2009, when the fund’s total return performance was above the respective Performance Universe medians.As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009, noting that high beta stocks had outperformed during 2009 and high quality stocks had been out of favor in 2009. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund was the only fund in the Expense Group with a “unitary fee” structure.The Board members also noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

32

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the only mutual fund managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Fund and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board was concerned with the fund’s relative performance in more recent periods and determined to closely monitor performance.

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

34

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund	35

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak,
Bradley J. Skapyak, President
Date:	August 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	August 23, 2010

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)